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                                                                   Exhibit 10.44

                                     FORM OF
                         PLEDGE AND SECURITY AGREEMENT

                  This PLEDGE AND SECURITY AGREEMENT ("this Agreement"), dated as of December __, 2003, is between ___________________________, a ____________
("Grantor"), and NATIONAL CITY BANK ("Agent").

                                    RECITALS

                  Grantor has entered into that certain Credit and Security Agreement, dated as of the date hereof, among the Ceres Group, Inc. (the "Borrower"), the Subsidiary Guarantors which are a party thereto, the lenders listed on the signature pages thereto (the "Lenders"), and the Agent (as it may from time to time be amended or otherwise modified or supplemented, the "Credit Agreement"; capitalized terms used in this Agreement without definition have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lenders have made certain loans available to the Borrower. It is a condition precedent to the making of loans to the Borrower that Grantor grants to the Agent for the benefit of the Lenders the security interest contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to make loans to the Borrower under the Credit Agreement, Grantor hereby agrees with the Agent as follows:

                  1. Grant of Security. Grantor hereby assigns and pledges to the Agent, and grants to the Agent, for the ratable benefit of the Lenders, a security interest in, all of the right, title and interest of Grantor in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                  i. All of the shares of capital stock and limited liability company interests ("Pledged Shares") described in Schedule I, as
        Schedule I may be amended from time to time, issued by Subsidiaries of Grantor to the Grantor, and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  ii. All shares of capital stock of or limited liability company interests in (i) any Person, other than a Regulated Insurance Company, that after the Closing Date, becomes a Subsidiary of the Borrower or a Subsidiary Guarantor or (ii) any issuer of Pledged Shares acquired by the Borrower or any Subsidiary Guarantor after the Closing Date (the "Additional Pledged Shares"), from time to time acquired by Grantor in any manner, and the certificates representing such Additional Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or


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         otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares; and

                  iii. All Proceeds of any and all of the foregoing Collateral.

Upon acquisition, the Grantor will deliver all certificates representing or evidencing any Additional Pledged Stock and deliver an amendment to Schedule I to this Agreement or such other documentation reasonably requested by the Agent.

                  2. Security for Secured Obligations. This Agreement, the Credit Agreement and the Collateral hereunder secures the payment of the Secured Obligations.

                  3. Duties of Agent. The powers conferred on Agent and the Lenders hereunder or under the Credit Agreement are solely to protect such parties' interest in the Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Collateral in its possession, neither the Agent nor the Lenders shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent and the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which each of the Agent or the Lenders, accords its own property, it being understood that Agent and each Lender shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Agent or any Lender has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) the collection of any proceeds of any Collateral.

                  4. Security Interest Absolute. All rights of Agent and the Lenders and security interests hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (A) any lack of validity or enforceability of the Credit Agreement, any other Loan Documents or any other agreement or instrument evidencing all or any part of the Obligations;

                  (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document;

                  (C) the absence of any attempt to collect the Secured Obligations from any guarantor or other action to enforce the same;

                  (D) the waiver or consent by Agent or any Lender with respect to any provision of any instrument evidencing the Secured Obligations;

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                  (E) failure by Agent to take any steps to perfect and maintain its security interest in, or preserve its rights to, any collateral for the Secured Obligations;

                  (F) Agent's or any Lender's election in any proceeding instituted under Title 11 of the United States Code (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (G) any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code;

                  (H) any exchange, release or non-perfection of any other collateral; or

                  (I) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor.

                  5. Release of Pledged Shares. This Agreement and the security interest granted hereunder shall terminate upon the payment in full of the Secured Obligations. Upon the termination of this Agreement, the Agent will release the security interests created hereunder and, if it then has possession of the Pledged Shares and Additional Pledged Shares, shall deliver such Pledged Share and Additional pledged Shares to the Grantor.

                  6. Limitations on Remedies Imposed by Insurance Laws. Notwithstanding the provisions of this Agreement or the Credit Agreement, any exercise of ownership, voting, transfer or other rights with respect to the Pledged Shares and the Additional Pledged Shares constituting capital stock or other direct or indirect interest in a Regulated Insurance Company shall be subject, to the extent required by law, to the obtaining of any prior consent of any insurance regulatory authority having jurisdiction over such Regulated Insurance Company.

                  7. Credit Agreement Terms. The terms and provisions of the Credit Agreement apply to this Agreement and are incorporated herein by reference, including, without limitation, the remedies granted to the Agent and the Lenders.

                  IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered as to the date first above written.

                                       [NAME OF GRANTOR]

                                       ----------------------------------------
                                       By:
                                           ------------------------------------
                                       Its:
                                           ------------------------------------



Accepted in ____________________, Ohio,
as of the ___ day of December, 2003.

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NATIONAL CITY BANK.

------------------------------------------
By:
    --------------------------------------
Its:
    --------------------------------------




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                                   SCHEDULE I
                                   ----------
                          Pledge and Security Agreement
                          -----------------------------


                   Pledged Shares Owned and Pledged by Grantor
                   -------------------------------------------

                                                                             Stock Certificate
Stock Issuer               Number of Shares         Class of Stock           No(s).
------------               ----------------         --------------           -----------------
-------------------------- ------------------------ ------------------------ -----------------------

-------------------------- ------------------------ ------------------------ -----------------------








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